                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                       /X/
Filed by a Party other than the Registrant    / /

Check the appropriate box:

   / /     Preliminary Proxy Statement
   /X/     Definitive Proxy Statement
   / /     Definitive Additional Materials
   / /     Soliciting Material Pursuant to Rule 14a-12
   / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-6(e)(2))


                               ING INVESTORS TRUST
                            (formerly, The GCG Trust)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     /X/   No fee required.

     / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

      / /  Fee paid previously with preliminary materials.


      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:


     (2)   Form, Schedule or Registration Statement No.:

     (3)   Filing Party:

     (4)   Date Filed:

                               ING INVESTORS TRUST
                            (FORMERLY, THE GCG TRUST)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 1-800-366-0066

                                November 13, 2003


Dear Variable Contract Holder/Participant:

      On behalf of the Board of Trustees of ING Investors Trust (the "Trust"), we invite you to a Special Meeting of shareholders of Class A shares of the Trust, to be held at 10:00 a.m., Local time, on December 18, 2003 at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034.

      At the Special Meeting, shareholders will be asked to approve a new distribution plan under Rule 12b-1 under the Investment Company Act of 1940 (the "Replacement Plan") for the Class A shares of certain of the Trust's series (each, a "Portfolio," and collectively, the "Portfolios"). The terms and conditions of the Replacement Plan are identical to those of the Trust's original plan of distribution under Rule 12b-1 for its Class A shares (the "Original Plan"). The adoption of the Replacement Plan will not result in any change in the fees payable by the Trust's Class A shares or services provided under the Original Plan, each as described in the Trust's current prospectus. Class A shareholders are asked to approve the Replacement Plan solely for the purpose of correcting an administrative error that resulted in the lapse of the Original Plan, and to approve the payment of certain fees that were otherwise payable under the Original Plan.

      You have purchased shares of one or more of the Portfolios either through your retirement plan or they have been purchased at your direction by your insurance company ("Insurance Company") through its separate accounts to fund benefits payable under your variable annuity contract ("variable contract"). If you are an owner of a variable contract for which the Portfolios serve as investment options, you are being asked by your Insurance Company for instructions as to how to vote the shares of the Portfolio or Portfolios to which you have allocated cash values under your variable contract. Qualified plan participants are being asked to instruct us on how to vote the shares that they own.

      After careful consideration, your Board of Trustees unanimously approved the proposal and recommends that holders of the Class A shares vote "FOR" the proposals.

      A proxy statement that describes the proposals is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you to vote or instruct your Insurance Company to vote your shares by completing and returning the enclosed Voting Instruction Card(s) in the envelope provided at your earliest convenience.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN OR THAT ARE ATTRIBUTABLE TO YOUR VARIABLE CONTRACT. PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION BE RECEIVED NO LATER THAN DECEMBER 17, 2003.

      The Trust is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist interestholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to vote your shares or instruct the Insurance Company through which you own shares in the manner in which to vote those shares.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                    Sincerely,

                                    /s/ James M. Hennessy

                                    James M. Hennessy
                                    President and Chief Executive Officer

                               ING INVESTORS TRUST
                            (FORMERLY, THE GCG TRUST)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 1-800-366-0066

                                November 13, 2003


Dear ING Opportunities Variable Contract Holder:

      On behalf of the Board of Trustees of ING Investors Trust (the "Trust"), we invite you to a Special Meeting of shareholders of Class A shares of the Trust, to be held at 10:00 a.m., Local time, on December 18, 2003 at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258-2034.

      At the Special Meeting, shareholders will be asked to approve a new distribution plan under Rule 12b-1 under the Investment Company Act of 1940 (the "Replacement Plan") for the Class A shares of certain of the Trust's series (each, a "Portfolio," and collectively, the "Portfolios"). The terms and conditions of the Replacement Plan are identical to those of the Trust's original plan of distribution under Rule 12b-1 for its Class A shares (the "Original Plan"). The adoption of the Replacement Plan will not result in any change in the fees payable by the Trust's Class A shares or services provided under the Original Plan, each as described in the Trust's current prospectus. Class A shareholders are asked to approve the Replacement Plan solely for the purpose of correcting an administrative error that resulted in the lapse of the Original Plan, and to approve the payment of certain fees that were otherwise payable under the Original Plan.

      Shares of one or more of the Portfolios have been purchased at your direction by your insurance company, Golden American Life Insurance Company ("Golden American") through its separate accounts to fund benefits payable under your ING Opportunities variable annuity contract ("variable contract"). You, as an owner of an ING Opportunities variable contract for which the Portfolios serve as investment options, are being asked by Golden American for instructions as to how to vote the shares of the Portfolio or Portfolios to which you have allocated cash values under your variable contract.

      After careful consideration, your Board of Trustees unanimously approved the proposal and recommends that holders of the Class A shares vote "FOR" the proposals.

      A proxy statement that describes the proposals is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you to instruct Golden American to vote your shares by completing and returning the enclosed Voting Instruction Card(s) in the envelope provided at your earliest convenience.

        YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES ATTRIBUTABLE TO YOUR VARIABLE CONTRACT. PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTING INSTRUCTION BE RECEIVED NO LATER THAN DECEMBER 17, 2003.

        The Trust is using Georgeson Shareholder Communications, Inc., a professional proxy solicitation firm, to assist interestholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Georgeson Shareholder Communications, Inc. reminding you to exercise your right to instruct the Insurance Company through which you own shares in the manner in which to vote those shares.

      We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                    Sincerely,

                                    /s/ James M. Hennessy

                                    James M. Hennessy
                                    President and Chief Executive Officer

                               ING INVESTORS TRUST
                            (FORMERLY, THE GCG TRUST)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 1-800-366-0066

                            NOTICE OF SPECIAL MEETING
               OF THE CLASS A SHAREHOLDERS OF ING INVESTORS TRUST
                         SCHEDULED FOR DECEMBER 18, 2003

To the Variable Contract Holders/Participants:

            NOTICE IS HEREBY GIVEN that a Special Meeting of the Class A shareholders ("Special Meeting") of ING Investors Trust (the "Trust") is scheduled for December 18, 2003 at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

            At the Special Meeting, you will be asked to consider the following proposals:

            (1) Approval of a new Distribution Plan for the Class A shares of the Trust's series (the "Portfolios") listed on APPENDIX A attached to the accompanying Proxy Statement; and

            (2) Approval of the payment of distribution-related expenses that would have been payable under the Trust's prior Distribution Plan to Directed Services, Inc., the Trust's investment adviser and distributor, for the period commencing on March 1, 2003 through the effective date for the proposed Distribution Plan.

            Shareholders of record as of the close of business on October 2, 2003 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION CARD(S). Voting instructions may be revoked at any time before they are exercised by executing and submitting a revised Voting Instruction Card, by giving written notice of revocation to your Portfolios(s) or by voting in person at the Special Meeting.

                                       By Order of the Board of Trustees,

                                       /s/ Huey P. Falgout, Jr.
                                       Huey P. Falgout, Jr.
                                       Secretary

November 13, 2003

                               ING INVESTORS TRUST

                            (FORMERLY, THE GCG TRUST)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                                 1-800-366-0066

                                November 13, 2003

WHO IS ASKING FOR MY VOTE?

            The Board of Trustees (the "Board") of ING Investors Trust (the "Trust") is sending this Proxy Statement and the enclosed Voting Instruction Card(s) to you and all other contract holders and qualified plan participants. The Board is soliciting your vote for a Special Meeting of shareholders ("Special Meeting") of each of the Trust's series (each, a "Portfolio," and collectively, the "Portfolios") listed on APPENDIX A attached to this Proxy Statement. These Portfolios are available investment options in the variable annuity contract issued by the insurance company through which a contract holder owns interests in the Portfolios ("Insurance Company").

WHO IS ELIGIBLE TO VOTE?

            The Board is sending this Proxy Statement, the attached Notice of Special Meeting and the enclosed Voting Instruction Card(s) on or about November 13, 2003 to all shareholders of record and contract holders of record who are eligible to instruct the Insurance Company through which they hold an interest in Class A shares as to how to vote those shares. Class A shares of one or more of the Portfolios have been purchased by you through your qualified retirement plan or at your direction by your Insurance Company through its separate accounts to serve as an investment option under your variable annuity contract ("variable contract"). Shareholders of record and contract holders holding an interest in shares of a Portfolio or Portfolios through their Insurance Company as of the close of business on October 2, 2003 ("Record Date") are eligible to vote or instruct their Insurance Company how to vote those shares. (See "General Information," below, for a more detailed discussion of voting procedures.)

            APPENDIX B attached to this Proxy Statement sets out the number of shares outstanding for each Portfolio as of the Record Date. As of October 22, 2003, no person owned beneficially more than 5% of any class of a Portfolio, except as set forth in APPENDIX C. To the best of each Portfolio's knowledge, as of October 22, 2003, no Trustee owned beneficially more than 1% of any class of a Portfolio.

WHY IS THE SPECIAL MEETING BEING HELD?

The Special Meeting is being held for the following purposes:

            (1) Consideration of the approval of a new plan of distribution under the Investment Company Act of 1940 (the "Replacement Plan") for the Class A shares of the Portfolios;

            (2) Consideration of the approval of the payment of distribution-related expenses that would have been payable under the Trust's prior Distribution Plan to Directed Services, Inc., the Trust's investment adviser and distributor, for the period commencing March 1, 2003 through the effective date for the proposed new Replacement Plan; and

            (3) To transact such other business, not currently contemplated, that may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes.

WHY DID YOU SEND ME THIS BOOKLET?

            This booklet is a Proxy Statement. It provides you with information you should review before voting or instructing your Insurance Company on how to vote on the matters listed above and in the Notice of Special Meeting for the Trust. You are receiving these proxy materials -- a booklet that includes the Proxy Statement and one Voting Instruction Card for each Portfolio in which you hold an interest -- because you have the right to vote on these Proposals concerning your Portfolio(s).

            Although qualified plans, participants and Insurance Companies are the true "shareholders" of the Portfolios, variable annuity contract holders generally have the right to instruct the Insurance Company through which they hold interests on how to vote those interests regarding the Proposals set out in this Proxy Statement. Therefore, references to shareholders throughout the proxy materials generally can be read to include contract holders.

HOW DO I VOTE?

            Participants may vote, and contract holders can instruct the Insurance Company through which they hold interests in the Portfolios(s) as to how to vote, by completing, signing and returning the enclosed Voting Instruction Card(s) promptly in the enclosed envelope or by attending the meeting in person and voting. Joint owners should each sign the Voting Instruction Card(s). In addition to solicitation by mail, certain officers and representatives of the Portfolios, officers and employees of ING Funds Services, LLC, the Trust's sub-administrator, or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit Voting Instruction Card(s) by telephone, telegram, facsimile, or oral communication.

            Georgeson Shareholder Communications, Inc. (the "Solicitor") has been engaged to assist in the solicitation of voting instructions, at an estimated cost of $19,500, which will be paid by Directed Services, Inc., the investment adviser to and distributor of the Portfolios ("Distributor"), and not the Portfolios themselves. As the date of the Special Meeting approaches, certain shareholders and contract holders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders and contract holders. Instructions from shareholders and contract holders on voting proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below.

            In situations under which a telephonic proxy voting instruction is solicited, the Solicitor's representative is required to ask for each shareholder's or contract holder's full name, address, social security or employer identification number, title (if the shareholder or contract holder is authorized to act on behalf of an entity, such as a corporation), the number of shares involved, and to confirm that the shareholder or contract holder has received the proxy materials in the mail. If the information solicited is consistent with the information provided to the Solicitor, then the Solicitor's representative has the responsibility to explain the process, read the Proposals on the Voting Instruction Card(s), and ask for the shareholder's or contract holder's voting instructions on the Proposals. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder or contract holder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor's representative will record the shareholder's or contract holder's instructions on the Voting Instruction Card(s). Within 72 hours, the shareholder or contract holder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder or contract holder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation. If shareholders or contract holders require additional information regarding the proxy or require replacement Voting Instruction Card(s), they may contact the Solicitor toll-free at 1-866-718-4990.

WHEN AND WHERE WILL THE SPECIAL MEETING BE HELD?

            The Special Meeting will be held at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on December 18, at 10:00 a.m., Local time, and, if the Special Meeting is adjourned or postponed, at any adjournment(s) or postponement(s) of the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at 1-800-366-0066.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE PORTFOLIOS?

            Copies of each Portfolio's Annual and Semi-Annual Reports have previously been mailed to shareholders and contract holders. This Proxy Statement should be read in conjunction with the Annual and Semi-Annual Reports. You can obtain copies of those Reports, without charge, by writing to The ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona, 85258-2034,
Attention: Literature Fulfillment, or by calling 1-800-366-0066.

            Should you have any questions about the Portfolios, please do not hesitate to contact our Customer Contact Center at 1-800-366-0066. The Contact Center is available Monday through Thursday 8:00 a.m. - 8:00 p.m. Eastern time and Fridays from 8:00 a.m. - 5:30 p.m. Eastern time.

                                  PROPOSAL ONE
                        APPROVAL OF THE REPLACEMENT PLAN

WHAT IS THE PROPOSAL?

            As discussed in the prospectus for your Portfolio(s), the Trust adopted a plan of distribution for the Class A shares of the Portfolios on February 26, 2002 (the "Original Plan") under Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). The Original Plan allows the Trust to make payments quarterly, at an annual rate of up to 0.25% of the Portfolios' average daily net assets, to the Distributor to pay or reimburse life insurance companies and their affiliates for various costs incurred or paid in connection with the distribution of Class A shares. The Original Plan also requires that the Board revisit and determine whether to renew the Plan annually, a provision required under Rule 12b-1 for any plan of distribution of mutual fund shares. As a result of an administrative error, the Board was not requested by management to renew the Original Plan at the appropriate Board meeting. The Original Plan therefore may be deemed to have lapsed on February 28, 2003.

            Under Rule 12b-1, the adoption of a new plan of distribution for the Class A shares of the Portfolios to replace the lapsed Original Plan must be approved by the Portfolios' Class A shareholders. At its August 21, 2003 meeting, the Board, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the proposed Replacement Plan or any distribution agreement related to the Plan ("Independent Trustees"), approved the proposed Replacement Plan. The Board believes that it is in the best interest of the Portfolios and their shareholders to continue the distribution arrangements that are described in the prospectuses for the Portfolios. The following discussion is qualified in its entirety by reference to the form of Replacement Plan, which is attached to this Proxy Statement as APPENDIX D.

            In considering whether to approve the proposed Replacement Plan and recommend its approval to Class A shareholders of the Portfolios, the Board, including a majority of the Independent Trustees, considered such information as they deemed relevant in evaluating the Replacement Plan, and determined that the Replacement Plan is in the best interest of the Portfolios and their shareholders, and that the fees payable under the Replacement Plan are reasonable in light of the services to be provided to the Portfolios under the Replacement Plan. The Board considered a number of factors in approving the Replacement Plan, including the fact that the fees payable under the Replacement Plan are identical to those in the Original Plan. The Board also considered the potential benefits from the adoption of the Replacement Plan and management's representation that the lack of a Rule 12b-1 distribution plan would likely adversely affect the asset levels of the Portfolios. The potential benefits associated with the Replacement Plan include potential promotion and distribution of the Portfolios' shares, an enhancement in the Portfolios' ability to maintain accounts and improve asset retention, and increased stability of net assets for the Portfolios. The Board's approval of the Replacement Plan is consistent with its approval of the restructuring of the Trust into a multiple class fund with three classes of shares, including the Class A shares, at its February 26, 2002 meeting, and its approval of the Original Plan. In approving this restructuring, the Board considered the enhanced costs of distribution to the Portfolios and other mutual funds that have resulted from increased demands from brokers and dealers for expense payments.

            The Board considered the representation by management that unless the Replacement Plan is approved by shareholders, the Distributor may be unable to incur further promotional expenses on behalf of the Portfolios. In particular, the distribution fees payable under the Original Plan, and those that would be paid under the Replacement Plan, are used to fund distribution-related expenses incurred by the Distributor and certain third parties. The distribution fees payable under the Replacement Plan are necessary to cover the costs that the Distributor is charged for accessing the distribution systems of these strategic partners, among other increased distribution expenses.

            The terms and conditions of the Replacement Plan are identical to those of the Original Plan, except that the Replacement Plan will be effective as of the date on which Class A shareholders approve the Plan. The adoption of the Replacement Plan will not result in any change in the distribution fees payable by the Trust's Class A shares under the Original Plan or in the services provided under the Original Plan. Under the Replacement Plan, as was the case under the Original Plan, the Portfolios would be permitted to make quarterly payments, at the annual rate of 0.25% of the Portfolios' average daily net assets, to the Distributor to pay or reimburse distribution-related expenses. Further, as with the Original Plan, the Distributor has agreed to waive 0.10% of the distribution fee payable under the Replacement Plan for Class A shares. The expense waiver will continue through at least December 31, 2004, and there can be no assurance that the waiver will continue after that date.

            As was the case under the Original Plan, distribution-related expenses payable under the Replacement Plan would include, but are not limited to, expenses of printing and mailing prospectuses; expenses related to developing and disseminating advertisements, sales literature and other promotional materials; obtaining information and providing explanations to shareholders or other investors regarding a Portfolio's investment objectives and policies and other information; training sales personnel regarding the Trust; compensating sales personnel in connection with the allocation of cash values and premiums under the variable contracts; and financing any other activity that the Board determines is primarily intended to result in the sale of the Portfolios' Class A shares. Administration of the Replacement Plan is regulated under Rule 12b-1 under the 1940 Act, and therefore it requires that the Distributor provide the Board, for its review, on a quarterly basis, a written report of the amounts expended under the Plan. The Replacement Plan is subject to annual approval by the Trustees, and the Plan and any distribution agreement related thereto would be terminable at any time, without penalty, by a vote of a majority of the Independent Trustees or by vote of a majority of the outstanding shares of each of the Portfolios. The Replacement Plan may not be amended to increase materially the amount that may be spent for distribution by a Portfolio without the approval of a majority of the outstanding shares of the Portfolio. Once terminated with respect to a Portfolio, no further payments shall be made under the Replacement Plan for that Portfolio, notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

WHAT IS THE REQUIRED VOTE FOR PROPOSAL ONE?

            Class A shareholders of each Portfolio must separately approve Proposal One (i.e., the proposal to adopt the Replacement Plan) for that Portfolio. Approval of the Replacement Plan for a Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Portfolio, or (2) 67% or more of the shares of the Portfolio present at the meeting, if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSAL?

            If Class A shareholders of a Portfolio do not approve the proposed Replacement Plan, the Board will determine what action, if any, should be taken. Among the actions that may considered by the Board is to stop offering the existing Class A shares. In addition, the separate accounts of the Insurance Companies that invest in the Class A shares may elect to use a different class of shares offered by the Trust. All Class A shareholders of each Portfolio will vote separately on this Proposal.

WHAT IS THE RECOMMENDATION OF THE BOARD?

            Based upon its review, the Board has determined that continuing the distribution arrangements originally adopted for the Portfolios is in the best interests of each Portfolio and its Class A shareholders. Accordingly, after consideration of the factors discussed above, and such factors and information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved the proposed Replacement Plan and voted to recommend its approval.

                                  PROPOSAL TWO
              APPROVAL OF PAYMENT OF DISTRIBUTION-RELATED EXPENSES

            Despite the inadvertent lapse of the Original Plan on February 28, 2003, the Distributor has continued to provide the Portfolios with uninterrupted distribution services required under the Original Plan. After discovery of the administrative error that led to the lapse, all fees otherwise payable to the Distributor under the Original Plan were placed in an interest-bearing escrow account for the benefit of the Portfolios, and would be released to the Distributor on behalf of a Portfolio only if approved by the Portfolio's shareholders. The fees that would otherwise be paid to the Distributor under the terms of the Original Plan to the Distributor have been paid into the escrow account at an annual rate of up to 0.25% of the Portfolios' average daily net assets (subject to the Distributor's agreement to waive 0.10% of the distribution fees payable under the Original Plan).

            The Board has approved, subject to the approval of the Replacement Plan by the Class A shareholders, payment of fees that would otherwise be paid to the Distributor under the terms of the Original Plan, for the period commencing on March 1, 2003 and ending upon the date when shareholders approve the Replacement Plan (the "Covered Period"). If the proposed Replacement Plan and reimbursement of fees are approved by Class A shareholders of a Portfolio, the Portfolio will reimburse or pay its proportionate share of the fees that would have otherwise been payable to the Distributor under the Original Plan for the Covered Period as reimbursement for distribution-related expenses incurred by the Distributor during the Covered Period. To provide shareholders with data indicative of the fees payable during the Covered Period, the fees paid by the Portfolios for the fiscal year ended December 31, 2002, and those payable for the ten-month period ended October 31, 2003, are set out below.

                                                                                                             FEES PAID TO
                                                            AGGREGATE FEES         AGGREGATE FEES        DISTRIBUTOR FOR THE
                                                              PAID TO THE           PAID TO THE          FISCAL YEAR ENDED
                                                            DISTRIBUTOR FOR        DISTRIBUTOR FOR      DECEMBER 31, 2002
                                                           TEN-MONTH PERIOD          FISCAL YEAR        (AS A PERCENTAGE
                                                           ENDED OCTOBER 31,      ENDED DECEMBER         OF CLASS A SHARES'
PORTFOLIO NAME                                                   2003               31, 2002            AVERAGE NET ASSETS)
--------------                                                   ----               --------            -------------------

ING AIM Mid Cap Growth Portfolio                                $ 1,004.00          $   14.00               0.15%
ING Alliance Mid Cap Growth Portfolio                           $ 1,314.00          $   29.00               0.15%
ING Capital Guardian Large Cap Value Portfolio                  $ 3,663.00          $   48.00               0.15%
ING Capital Guardian Managed Global Portfolio                   $   572.00          $   10.00               0.15%

                                                                                                             FEES PAID TO
                                                            AGGREGATE FEES         AGGREGATE FEES        DISTRIBUTOR FOR THE
                                                              PAID TO THE           PAID TO THE          FISCAL YEAR ENDED
                                                            DISTRIBUTOR FOR        DISTRIBUTOR FOR      DECEMBER 31, 2002
                                                           TEN-MONTH PERIOD          FISCAL YEAR        (AS A PERCENTAGE
                                                           ENDED OCTOBER 31,      ENDED DECEMBER         OF CLASS A SHARES'
PORTFOLIO NAME                                                   2003               31, 2002            AVERAGE NET ASSETS)
--------------                                                   ----               --------            -------------------

ING Capital Guardian Small Cap Portfolio                        $ 1,457.00          $   20.00               0.15%
ING Developing World Portfolio                                  $   649.00          $   17.00               0.15%
ING Eagle Asset Value Equity Portfolio                          $   594.00          $   18.00               0.15%
ING FMR(SM) Diversified Mid Cap Portfolio                       $ 1,775.00          $   30.00               0.15%
ING Goldman Sachs Internet Tollkeeper(SM) Portfolio             $   727.00          $   15.00               0.15%
ING Hard Assets Portfolio                                       $   914.00          $   11.00               0.15%
ING International Portfolio                                     $ 2,068.00          $   47.00               0.15%
ING Janus Growth and Income Portfolio                           $ 4,108.00          $   87.00               0.15%
ING Janus Special Equity Portfolio                              $   260.00          $   15.00               0.15%
ING Jennison Equity Opportunities Portfolio                     $   698.00          $   10.00               0.15%
ING Julius Baer Foreign Portfolio                               $ 1,051.00          $   31.00               0.15%
ING JPMorgan Small Cap Equity Portfolio                         $ 4,155.00          $   77.00               0.15%
ING Liquid Assets Portfolio                                     $ 6,430.00          $  346.00               0.15%
ING Marsico Growth Portfolio                                    $ 3,250.00          $   20.00               0.15%
ING Mercury Focus Value Portfolio                               $   332.00          $   10.00               0.15%
ING Mercury Fundamental Growth Portfolio                        $   456.00          $   19.00               0.15%
ING MFS Mid Cap Growth Portfolio                                $ 3,853.00          $   43.00               0.15%
ING MFS Research Portfolio                                      $ 1,129.00          $   26.00               0.15%
ING MFS Total Return Portfolio                                  $ 9,151.00          $  127.00               0.15%
ING PIMCO Core Bond Portfolio                                   $10,974.00          $  121.00               0.15%

                                                                                                             FEES PAID TO
                                                            AGGREGATE FEES         AGGREGATE FEES        DISTRIBUTOR FOR THE
                                                              PAID TO THE           PAID TO THE          FISCAL YEAR ENDED
                                                            DISTRIBUTOR FOR        DISTRIBUTOR FOR      DECEMBER 31, 2002
                                                           TEN-MONTH PERIOD          FISCAL YEAR        (AS A PERCENTAGE
                                                           ENDED OCTOBER 31,      ENDED DECEMBER         OF CLASS A SHARES'
PORTFOLIO NAME                                                   2003               31, 2002            AVERAGE NET ASSETS)
--------------                                                   ----               --------            -------------------

ING Salomon Brothers All Cap Portfolio                          $ 2,209.00          $   24.00               0.15%
ING Salomon Brothers Investors Portfolio                        $   640.00          $   34.00               0.15%
ING T. Rowe Price Capital Appreciation Portfolio                $ 8,595.00          $   98.00               0.15%
ING T. Rowe Price Equity Income Portfolio                       $ 4,943.00          $   79.00               0.15%
ING UBS U.S. Balanced Portfolio                                 $    94.00          $    0.00               0.15%
ING Van Kampen Equity Growth Portfolio                          $ 2,761.00          $   73.00               0.15%
ING Van Kampen Global Franchise Portfolio                       $ 6,362.00          $   97.00               0.15%
ING Van Kampen Growth and Income Portfolio                      $10,679.00          $  135.00               0.15%
ING Van Kampen Real Estate Portfolio                            $ 2,699.00          $   37.00               0.15%

TOTAL:                                                          $99,566.00          $1,768.00                N/A

            In granting their unanimous approval, the Board, who was represented by independent counsel, considered the nature of the continuing relationship between the Distributor and the Portfolios, and the nature and quality of the services provided by the Distributor since March 1, 2003. The Board also considered that the Distributor and its affiliates have agreed to pay for the costs of soliciting shareholder approval of the Replacement Plan and approval of the payment of the distribution fees payable under the Original Plan. Neither the Portfolios nor contract holders and plan participants having an interest in the Class A shares of the Portfolios experienced economic harm during the Covered Period, and the amounts escrowed are no greater than the amounts that the Portfolios would have paid had the Original Plan remained in effect and as are described in the Prospectuses relating to the Class A shares. Finally, the Board had intended that the Original Plan be renewed on schedule, and the Plan would have, but for failing to meet the technical requirements under Rule 12b-1 under the 1940 Act, continued uninterrupted for the current year.

WHAT IS THE REQUIRED VOTE FOR PROPOSAL TWO?

            Class A shareholders of each Portfolio must separately approve Proposal Two (i.e., the proposal to pay escrowed distribution fees to the Distributor that are allocated to that Portfolio). Approval of the payment of these fees requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, or (2) 67% or more of the shares of the Portfolio present at the meeting, if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy.

WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE PROPOSALS?

            If Class A shareholders of a Portfolio do not approve paying the Distributor the fees otherwise payable under the Original Plan and held in escrow for the benefit of the Portfolio, the Board will determine what action, if any, should be taken. All Class A shareholders of each Portfolio will vote separately on this Proposal to shareholders.

WHAT IS THE RECOMMENDATION OF THE BOARD?

            Based upon its review, the Board has determined that the approval of the payment of the fees otherwise payable under the Original Plan and held in escrow is in the best interests of each Portfolio and its Class A shareholders. Accordingly, after consideration of the factors discussed above, and such factors and information it considered relevant, the Board, including all of the Independent Trustees, unanimously approved paying the escrowed fees to the Distributor and to recommend the approval of this Proposal to shareholders.

                               GENERAL INFORMATION

WHAT HAPPENS TO MY PROXY ONCE I VOTE IT?

            The Board has named Huey P. Falgout, Jr., and Michael J. Roland, or one or more substitutes designated by them, as proxies who are authorized to vote your interest in Portfolio shares as you direct when you complete your Voting Instruction Card. If you followed the instructions when you voted, your proxies will vote or will instruct your Insurance Company to vote these shares as you have directed. If you submitted your Voting Instruction Card but did not vote or instruct your Insurance Company to vote on the Proposal, your proxies will vote or instruct your Insurance Company to vote on the Proposal as recommended by the Board.

WHAT IF A PROPOSAL THAT'S NOT IN THE PROXY STATEMENT COMES UP AT THE SPECIAL MEETING?

            If any other matter is properly presented, your proxies will vote or instruct your Insurance Company to vote in accordance with their best judgment. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted on at the Special Meeting other than the Proposals discussed in this Proxy Statement.

I WANT TO ATTEND THE SPECIAL MEETING AND VOTE IN PERSON. HOW DO I DO THIS?

            If you attend the Special Meeting and wish to vote in person, you will be given a Voting Instruction Card when you arrive.

WHAT ARE THE VOTING RIGHTS AND THE QUORUM REQUIREMENTS?

            October 2, 2003, has been chosen as the Record Date, and each Class A share of each Portfolio owned on the Record Date is entitled to one vote. Shareholders of each Portfolio at the close of business on the Record Date will be entitled to be present and to give voting instructions for the Portfolio at the Special Meeting and any adjournments thereof with respect to their shares in which they had an interest as of the Record Date. Thirty percent of outstanding shares of the Trust present at the Special Meeting will constitute a quorum. Shares owned of record by a shareholder or an Insurance Company and voted at the Special Meeting or represented by proxy will be considered present at the Special Meeting.

            An Insurance Company will vote shares of the Portfolios held by its separate accounts in accordance with instructions received from contract holders. If a contract holder or qualified plan participant executes and returns a Voting Instruction Card but fails to indicate how that vote should be cast, the proxy will be voted in favor of the Proposals. The Insurance Company will vote shares of the Portfolios held in separate accounts for which no voting instructions have been received in the same proportion as it votes shares held in separate accounts for which it has received instructions. Shares held by an Insurance Company in its general account, if any, must be voted in the same proportion as the votes cast with respect to shares held in all of such Company's separate accounts in the aggregate.

            If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each or both of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A shareholder vote may be taken on each Proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received with respect to the Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment for those proxies which they are entitled to vote in favor of either Proposal that has not been adopted, will vote against any adjournments for those proxies required to be voted against a Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposal. If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions will be disregarded in determining the "votes cast" on an issue. For this reason, because each Proposal requires the affirmative vote of a majority of the total shares outstanding or those present at the Special Meeting, an abstention will have the effect of a vote against each Proposal.

WHAT ARE THE VOTING PROCEDURES?

            Shares of the Portfolios are sold to separate accounts of Insurance Companies and are used to serve as investment options for variable annuity contracts ("variable contracts") issued by Insurance Companies and also are sold to qualified pension and retirement plans outside of the separate account context. Variable contract holders or participants under group contracts, as applicable, who select a Portfolio for investment through a variable contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. Insurance Companies that use a Portfolio as an investment option are, in most cases, the legal shareholders of the Portfolio and, as such, have sole voting and investment power with respect to the shares, but generally will pass through any voting rights to contract holders. Therefore, Insurance Companies will request voting instructions from the contract holder and will vote shares or other voting interests in the separate account in proportion to voting instructions received.

            Contract holders and shareholders permitted to give instructions to the Portfolios and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, are determined as of the Record Date. In connection with the solicitation of such instructions from contract holders, it is expected that Insurance Companies will furnish a copy of this Proxy Statement to contract holders.

            If a shareholder or a contract holder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder or contract holder may still submit the Voting Instruction Card(s) originally sent with the Proxy Statement or attend in person. All persons entitled to direct the voting of shares, whether they are contract holders, participants or shareholders, are described as voting for purposes of this Proxy Statement.

CAN I REVOKE MY VOTING INSTRUCTIONS AFTER I GIVE THEM?

            A shareholder may revoke the voting instructions given under the accompanying Voting Instruction Card(s) at any time prior to their execution by filing with his/her respective Portfolio a written revocation or a duly executed Voting Instruction Card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any voting instruction previously given. The persons named in the accompanying Voting Instruction Card(s) will vote as directed by the shareholders under the Card(s), but in the absence of voting directions under any Voting Instruction Card that is signed and returned, they intend to vote "FOR" each of the Proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

WHO ARE THE OTHER SERVICE PROVIDERS TO THE PORTFOLIOS?

            Directed Services, Inc., the Portfolios' Distributor, also serves as the investment adviser of each Portfolio, and each Portfolio has a sub-adviser listed on APPENDIX A that manages the Portfolio's assets on a day-to-day basis. The Distributor is a wholly owned indirect subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management, and its principal offices are located at 1475 Dunwoody Drive West Chester, PA 19380. ING Funds Services, LLC ("IFS"), an affiliate of DSI, serves as the sub-administrator to the Portfolios. IFS' principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034. See APPENDIX E attached to this Proxy Statement for a list of the names, addresses, and principal occupations of the Distributor's and IFS' principal executive officers.

WHO PAYS FOR THIS PROXY SOLICITATION?

            The Portfolios will not pay the expenses in connection with the Notice and this Proxy Statement or the Special Meeting of shareholders. The Distributor and/or its affiliates will pay 100% of the expenses in connection with this Notice and Proxy Statement and Special Meeting, including the printing, mailing, solicitation, vote tabulation expenses, legal fees, and out-of-pocket expenses.

CAN SHAREHOLDERS SUBMIT PROPOSALS FOR CONSIDERATION IN A PROXY STATEMENT?

            The Portfolios are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

            IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTION CARD(S) IS REQUESTED. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                             /s/ Huey P. Falgout, Jr.
                                             Huey P. Falgout, Jr.
                                             Secretary

November 13, 2003
7337 East Doubletree Ranch Road
Scottsdale, Arizona  85258-2034

                                   APPENDIX A
                               SERIES OF THE TRUST

Set out below is the name of each Portfolio and its investment sub-adviser. Each Portfolio's investment adviser is Directed Services, Inc.

PORTFOLIO NAME                                                 SUB-ADVISER
------------------                                             -----------
ING AIM Mid Cap Growth Portfolio                               AIM Capital Management, Inc.
ING Alliance Mid Cap Growth Portfolio                          Alliance Capital Management L.P.
ING Capital Guardian Large Cap Value Portfolio                 Capital Guardian Trust Company
ING Capital Guardian Managed Global Portfolio                  Capital Guardian Trust Company
ING Capital Guardian Small Cap Portfolio                       Capital Guardian Trust Company
ING Developing World Portfolio                                 Baring International Investment Limited
ING Eagle Asset Value Equity Portfolio                         Eagle Asset Management, Inc.
ING FMR(SM) Diversified Mid Cap Portfolio                      Fidelity Management & Research Company
ING Goldman Sachs Internet Tollkeeper(SM) Portfolio            Goldman Sachs Asset Management, L.P.
ING Hard Assets Portfolio                                      Baring International Investment Limited
ING International Portfolio                                    Aeltus Investment Management, Inc.
ING Janus Growth and Income Portfolio                          Janus Capital Management LLC
ING Janus Special Equity Portfolio                             Janus Capital Management LLC
ING Jennison Equity Opportunities Portfolio                    Jennison Associates LLC
ING JPMorgan Small Cap Equity Portfolio                        J.P. Morgan Asset Management (U.S.A.), Inc.
ING Julius Baer Foreign Portfolio                              Julius Baer Investment Management, Inc.
ING Liquid Assets Portfolio                                    Aeltus Investment Management, Inc.
ING Marsico Growth Portfolio                                   Marsico Capital Management, LLC
ING Mercury Focus Value Portfolio                              Fund Asset Management L.P., d/b/a Mercury Advisors
ING Mercury Fundamental Growth Portfolio                       Fund Asset Management L.P., d/b/a Mercury Advisors
ING MFS Mid Cap Growth Portfolio                               Massachusetts Financial Services Company
ING MFS Research Portfolio                                     Massachusetts Financial Services Company
ING MFS Total Return Portfolio                                 Massachusetts Financial Services Company
ING PIMCO Core Bond Portfolio                                  Pacific Investment Management Company, LLC
ING Salomon Brothers All Cap Portfolio                         Salomon Brothers Asset Management Inc.
ING Salomon Brothers Investors Portfolio                       Salomon Brothers Asset Management Inc.
ING T. Rowe Price Capital Appreciation Portfolio               T. Rowe Price Associates, Inc.

ING T. Rowe Price Equity Income Portfolio                      T. Rowe Price Associates, Inc.

PORTFOLIO NAME                                                 SUB-ADVISER
------------------                                             -----------
ING UBS U.S. Balanced Portfolio                                UBS Global Asset Management (Americas), Inc.
ING Van Kampen Equity Growth Portfolio                         Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Global Franchise Portfolio                      Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Growth and Income Portfolio                     Morgan Stanley Investment Management, Inc. d/b/a Van Kampen
ING Van Kampen Real Estate Portfolio                           Morgan Stanley Investment Management, Inc. d/b/a Van Kampen

                                   APPENDIX B

                          NUMBER OF SHARES OUTSTANDING
                     AS OF THE RECORD DATE (OCTOBER 2, 2003)

PORTFOLIO NAME                                                 CLASS A SHARES OUTSTANDING
------------------                                             --------------------------
ING AIM Mid Cap Growth Portfolio                                             147,589.512
ING Alliance Mid Cap Growth Portfolio                                        169,671.421
ING Capital Guardian Large Cap Value Portfolio                               389,045.728
ING Capital Guardian Managed Global Portfolio                                 87,022.034
ING Capital Guardian Small Cap Portfolio                                     195,976.824
ING Developing World Portfolio                                                88,513.480
ING Eagle Asset Value Equity Portfolio                                        72,155.960
ING FMR(SM) Diversified Mid Cap Portfolio                                    244,105.765
ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                          132,483.891
ING Hard Assets Portfolio                                                    133,604.034
ING International Portfolio                                                  274,597.075
ING Janus Growth and Income Portfolio                                        517,157.271
ING Janus Special Equity Portfolio                                            35,628.495
ING Jennison Equity Opportunities Portfolio                                   99,542.021
ING Julius Baer Foreign Portfolio                                            142,617.365
ING JPMorgan Small Cap Equity Portfolio                                      609,238.654
ING Liquid Assets Portfolio                                                1,123,945.650
ING Marsico Growth Portfolio                                                 472,990.808
ING Mercury Focus Value Portfolio                                             43,848.362
ING Mercury Fundamental Growth Portfolio                                      63,573.277
ING MFS Mid Cap Growth Portfolio                                             489,665.752
ING MFS Research Portfolio                                                   139,561.091
ING MFS Total Return Portfolio                                             1,087,166.118
ING PIMCO Core Bond Portfolio                                              1,275,532.768
ING Salomon Brothers All Cap Portfolio                                       328,851.823
ING Salomon Brothers Investors Portfolio                                      72,658.801
ING T. Rowe Price Capital Appreciation Portfolio                           1,184,341.249
ING T. Rowe Price Equity Income Portfolio                                    678,772.999
ING UBS U.S. Balanced Portfolio                                               30,537.763
ING Van Kampen Equity Growth Portfolio                                       407,797.380
ING Van Kampen Global Franchise Portfolio                                    957,502.472
ING Van Kampen Growth and Income Portfolio                                 1,446,863.051
ING Van Kampen Real Estate Portfolio                                         365,986.138

                                   APPENDIX C

                      BENEFICIAL OWNERS OF MORE THAN 5% OF
                          CLASS A SHARES OF A PORTFOLIO
                            (AS OF OCTOBER 22, 2003)


                                                                  NAME AND ADDRESS OF                PERCENT OF CLASS A AND TYPE OF
PORTFOLIO NAME                                               CONTRACT HOLDER OR SHAREHOLDER                   OWNERSHIP*
--------------                                               ------------------------------                   ----------
ING Cap Guardian Large Cap Value Portfolio                   Edward Pierangelino                                20.50%,
                                                             8403 Spruce Hill Rd                            Contract Holder
                                                             Prospect, KY 40059

ING Cap Guardian Large Cap Value Portfolio                   Dennis W Crum                                      10.62%,
                                                             12038 Hunting Crest Dr                         Contract Holder
                                                             Prospect, KY 40059

ING Capital Guardian Managed Global Portfolio                Jean M Dawson                                        6.01%,
                                                             9568 Belmont Ave                               Contract Holder
                                                             Franklin Park, IL 60131

ING Capital Guardian Managed Global Portfolio                Clyde H Dawson                                       5.88%,
                                                             9568 Belmont Ave                               Contract Holder
                                                             Franklin Park, IL 60131

ING Capital Guardian Small Cap Portfolio                     Robert E Ray                                         9.64%,
                                                             PO Box 420212                                  Contract Holder
                                                             Kanarraville, UT 84742-0212

ING Developing World Portfolio                               Allen H Bezner Revocable Trust                       6.25%,
                                                             Allen H Bezner                                 Contract Holder
                                                             3505 S Ocean Blvd
                                                             Highland Beach, FL 33487

ING Developing World Portfolio                               Kenneth C Roberts                                    5.75%,
                                                             108 Anne Glass Rd                              Contract Holder
                                                             Winchester, VA 22602

ING Developing World Portfolio                               Joanne M White                                       5.65%,
                                                             4139 Mountain Pass Rd                          Contract Holder
                                                             Troutville, VA 24175-6575


                                                                  NAME AND ADDRESS OF                PERCENT OF CLASS A AND TYPE OF
PORTFOLIO NAME                                               CONTRACT HOLDER OR SHAREHOLDER                   OWNERSHIP*
--------------                                               ------------------------------                   ----------
ING Eagle Asset Value Equity Portfolio                       Frieda K Weeks Trust                                 6.38%,
                                                             Frieda K Weeks                                 Contract Holder
                                                             4922 Klosterman Oaks Ct
                                                             Palm Harbor, FL 34683

ING Goldman Sachs Internet Tollkeeper(SM) Portfolio          MSDWI C/F                                          13.57%,
                                                             Tadashi Hoida                                  Contract Holder
                                                             1009 Olmo Ct
                                                             San Jose, CA 95129-3034

ING Janus Special Equity Portfolio                           Long Beach Gastroenterology Assoc                    7.89%,
                                                             Stephen Severance                              Contract Holder
                                                             1750 E. Ocean Blvd.
                                                             Long Beach, CA 90802-6020

ING Janus Special Equity Portfolio                           Adam S Pisker Trust                                  5.99%,
                                                             Adam Pisker                                    Contract Holder
                                                             1881 Hollywood Ave
                                                             Hanover Park, IL 60133

ING Janus Special Equity Portfolio                           MSDWI C/F                                            5.69%,
                                                             Albert G Rammelkamp                            Contract Holder
                                                             8633 Portola Court #15-F
                                                             Huntington Beach, CA
                                                             92646-5614

ING Jennison Equity Opportunities Portfolio                  William T Holland                                    7.00%,
                                                             4301 17th St                                   Contract Holder
                                                             San Francisco, CA 94114-1804

ING JPMorgan Small Cap Equity Portfolio                      Tracy Crum                                           8.33%,
                                                             12038 Hunting Crest Dr                         Contract Holder
                                                             Prospect, KY 40059

ING Julius Baer Foreign Portfolio                            Allen H Bezner Revocable Trust                       5.78%,
                                                             Allen H Bezner                                 Contract Holder
                                                             3505 S Ocean Blvd #6 South
                                                             Highland Beach, FL 33487

ING Liquid Assets Portfolio                                  ING National Trust                                 23.20%,
                                                             151 Farmington Ave. #41                       Beneficial Holder
                                                             Hartford, CT 06156


                                                                  NAME AND ADDRESS OF                PERCENT OF CLASS A AND TYPE OF
PORTFOLIO NAME                                               CONTRACT HOLDER OR SHAREHOLDER                   OWNERSHIP*
--------------                                               ------------------------------                   ----------
ING Mercury Focus Value Portfolio                            Raymond M Otis                                     11.78%,
                                                             1126 Zinfandel Way                             Contract Holder
                                                             San Jose, CA 95120-1738

ING Mercury Focus Value Portfolio                            Dorothy Callan                                       8.63%,
                                                             3428 Lansing St                                Contract Holder
                                                             Philadelphia, PA 19136

ING Mercury Focus Value Portfolio                            Thomas R Root                                        7.13%,
                                                             3645 Barrow Wood Ln                            Contract Holder
                                                             Lexington, KY 40502-6107

ING Mercury Fundamental Growth Portfolio                     Jean M Dawson                                        8.31%,
                                                             9568 Belmont Ave Apt 1                         Contract Holder
                                                             Franklin Park, IL 60131

ING Mercury Fundamental Growth Portfolio                     Clyde H Dawson                                       8.12%,
                                                             9568 Belmont Ave Apt 1                         Contract Holder
                                                             Franklin Park, IL 60131

ING Mercury Fundamental Growth Portfolio                     Diana G Baughn                                       6.90%,
                                                             1230 San Angelo Dr                             Contract Holder
                                                             Salinas, CA 93901-3824

ING Mercury Fundamental Growth Portfolio                     Thomas R Root                                        5.99%,
                                                             3645 Barrow Wood Ln                            Contract Holder
                                                             Lexington, KY 40502-6107

ING MFS Research Portfolio                                   Harold Morrison                                      9.35%,
                                                             1256 Seminole Rd                               Contract Holder
                                                             Babson Park, FL 33827-9792

ING Salomon Brothers Investors Portfolio                     MSDWI C/F                                            8.12%,
                                                             Phillip G Finney                               Contract Holder
                                                             4501 Innis Brk
                                                             Springfield, IL 62707-6713

ING Salomon Brothers Investors Portfolio                     MSDWI C/F                                            7.08%,
                                                             Mr. Lynn D Troute                              Contract Holder
                                                             3808 Kingsley Dr
                                                             Springfield, IL 62707-7250


                                                                  NAME AND ADDRESS OF                PERCENT OF CLASS A AND TYPE OF
PORTFOLIO NAME                                               CONTRACT HOLDER OR SHAREHOLDER                   OWNERSHIP*
--------------                                               ------------------------------                   ----------
ING Salomon Brothers Investors Portfolio                     MSDWI C/F                                            5.38%,
                                                             Robert Kenneth Anderson                        Contract Holder
                                                             11701 Alta Sierra Dr
                                                             Grass Valley, CA 95949-6664

ING UBS U.S. Balanced Portfolio                              Arvind Bhandari                                    14.22%,
                                                             1722 Hodge Lake Ln                             Contract Holder
                                                             Sugar Land, TX 77478

ING UBS U.S. Balanced Portfolio                              Alice M Berger                                     10.41%,
                                                             52435 N Ridge Rd                               Contract Holder
                                                             Vermilion, OH 44089-9409

ING UBS U.S. Balanced Portfolio                              MSDWI C/F                                            9.27%,
                                                             Rupert Reisenberger                            Contract Holder
                                                             1354 Glaser Rd.
                                                             Troy, MI 48085-4994

ING UBS U.S. Balanced Portfolio                              MSDWI C/F                                            8.66%,
                                                             Nadia Szutka                                   Contract Holder
                                                             931 Roman Dr
                                                             White Lake, MI 48386-4398

ING UBS U.S. Balanced Portfolio                              Anne Gottsdanker                                     7.04%,
                                                             43909 Lively Ave                               Contract Holder
                                                             Lancaster, CA 93536

ING UBS U.S. Balanced Portfolio                              MSDWI C/F                                            5.67%,
                                                             Thomas Langhorst                               Contract Holder
                                                             225 Hanging Moss Dr
                                                             Oviedo, FL 32765-9373

ING UBS U.S. Balanced Portfolio                              Kay I McConathy Trust                                5.39%,
                                                             Kay McConathy                                  Contract Holder
                                                             2512 NW 112th St
                                                             Oklahoma City, OK 73120-7110

* Each of these entities is the shareholder of record and may be deemed to be the beneficial owner of shares listed for certain purposes under the securities laws, although in certain instances they may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

                                   APPENDIX D

                 FORM OF PROPOSED REPLACEMENT DISTRIBUTION PLAN
                               ING INVESTORS TRUST

            The following distribution plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), by the Board of Trustees of ING Investors Trust (the "Trust"). The Plan has been approved by a majority of the Trust's Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. This Plan shall apply to any class of any separate series (each, a "Class") of the Trust set forth in SCHEDULE A as shall be supplemented from time to time by the Trustees.

            Shares of the Classes may from time to time be offered to life insurance companies (each, a "Life Company") for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts or variable life policies (collectively referred to herein as "Variable Contracts"), as well as to qualified benefit plans ("Retirement Plans").

The Trust has entered into an Amended and Restated Distribution Agreement ("Distribution Agreement") with Directed Services, Inc. ("DSI" or the "Distributor"). Pursuant to the Distribution Agreement, the Distributor will serve as the distributor of the Trust's shares and each Class participating in this Plan may pay the Distributor for remittance to a Life Company or any affiliate thereof ("Recipient") for various costs incurred or paid in connection with the indirect distribution of shares of that Class.

            SECTION 1. ANNUAL FEE. The Trust, on behalf of a Class, may make payments quarterly to the Distributor for remittance to a Recipient, in order to pay or reimburse such Recipient for Eligible Expenses (as defined below) incurred or paid (as the case may be) by such Recipient, provided that no such payment shall be made with respect to any quarterly period in excess of an amount determined for such period at the annual rate of 0.25% (1/4 of 1%) of the average daily net assets of such Class attributable to a Life Company's Variable Contract owners during that quarterly period.

            SECTION 2. EXPENSES COVERED BY THE PLAN. Expenses payable pursuant to this Plan ("Eligible Expenses") may include, but are not necessarily limited to, costs: (a) of printing and mailing Trust prospectuses, statements of additional information, any supplements thereto and reports for prospective Variable Contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or

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relating to the Trust and including materials intended for use within a Life
Company, or for broker-dealer only use or retail use; (c) of holding seminars and sales meetings designed to promote the sale of Trust shares; (d) of obtaining information and providing explanations to Variable Contract owners regarding the Class investment objectives and policies and other information about the Trust and the Class, including the performance of the Class; (e) of training sales personnel regarding the Trust; (f) of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Trust; and (g) of financing any other activity that the Trust's Board of Trustees determines is primarily intended to result in the sale of the Class shares.

            SECTION 3. DISTRIBUTION EXPENSES IN EXCESS OF FEE. All Eligible Expenses in excess of the fee rates provided for in this Plan may be carried forward and resubmitted in a subsequent fiscal year provided that (i) Eligible Expenses cannot be carried forward for more than three years following initial submission; and (ii) the Non-Interested Trustees determine at the time of initial submission that the Eligible Expenses are appropriate to be reimbursed. Eligible Expenses will be paid on a first-in, first-out basis.

            SECTION 4. WRITTEN REPORTS. On a quarterly basis, the Distributor shall submit to the Trustees for their review, a written report complying with Rule 12b-1 under the 1940 Act describing the amount of the Eligible Expenses and the purposes of those Eligible Expenses with respect to a Class of a Series incurred or paid by each Recipient since the later of the effective date of this Plan or the previous period for which payments hereunder have been made by that Class. In the event that amounts of Eligible Expenses are not specifically attributable to the distribution of shares of any particular Class, the Distributor may allocate Eligible Expenses to each Class deemed by the Trustees to be reasonably likely to benefit therefrom based upon the ratio of the average daily net assets of each such Class during the previous period to the aggregate daily net assets of all such Series for such period, subject to the Trust's Multiple Class Plan; provided, however, that any such allocation may be subject to such adjustments as the Distributor shall deem appropriate to render the allocation fair and equitable under the circumstances, which adjustments shall be approved by the Trustees.

            SECTION 5. TERMINATION. The Plan may be terminated as to a Class at any time, without penalty, by a vote of a majority of the Non-Interested Trustees, or by vote of a majority of the outstanding voting securities of that Class. Any agreement related to this Plan with respect to a Class may be likewise terminated at any time, without payment of any penalty, by vote of a majority of the Non-Interested Trustees or by vote of a majority of the outstanding shares of that Class, on not more than sixty (60) days' written notice to the Distributor. Such agreement shall terminate automatically in the event of its assignment. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward Eligible Expenses.

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            SECTION 6. AMENDMENTS. The Plan may not be amended to increase materially the amount that may be spent for distribution by a Class without the approval of a majority of the outstanding voting securities of that Class. All material amendments to the Plan and any related distribution agreement shall be approved by the Trustees, including the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on any such amendment. The Trustees also may interpret this Plan and make all determinations necessary or advisable for its administration.

            SECTION 7. SELECTION OF INDEPENDENT TRUSTEES. So long as the Plan is in effect, the selection and nomination of the Trust's Non-Interested Trustees shall be committed to the discretion of such Non-Interested Trustees then in office.

            SECTION 8. EFFECTIVE DATE OF PLAN. The Plan shall take effect as of the date hereof and, unless sooner terminated, shall continue in effect for as long as such continuance is specifically approved by the Trustees of the Trust and the Non-Interested Trustees at least annually, cast in person at a meeting called for the purpose of voting on such continuance.

            SECTION 9. PRESERVATION OF MATERIALS. The Trust will preserve copies of this Plan, and any related agreements and reports, for a period of not less than six years (the first two years in an easily accessible place) from the date of those documents, or for such other periods as may be required by applicable law.

            SECTION 10. MEANINGS OF CERTAIN TERMS. As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Trust under the 1940 Act by the Securities and Exchange Commission. When voting on the approval, termination or amendment of this Plan, or with respect to an agreement related to this Plan, shareholders of the applicable Class or Classes shall vote in accordance with instructions received from the relevant owners of Variable Contracts funded by the separate accounts of a Life Company.

DATE OF PLAN:  September 1, 2003
DATE APPROVED BY THE BOARD OF TRUSTEES:  August 21, 2003

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                                   SCHEDULE A

                       SCHEDULE OF SERIES WITH RESPECT TO
                     ING INVESTORS TRUST DISTRIBUTION PLAN

CLASS A

PORTFOLIO NAME

ING AIM Mid Cap Growth Portfolio
ING Alliance Mid Cap Growth Portfolio
ING Capital Guardian Large Cap Value Portfolio
ING Capital Guardian Managed Global Portfolio
ING Capital Guardian Small Cap Portfolio
ING Developing World Portfolio
ING Eagle Asset Value Equity Portfolio
ING FMR(SM) Diversified Mid Cap Portfolio
ING Goldman Sachs Internet Tollkeeper(SM) Portfolio
ING Hard Assets Portfolio
ING International Portfolio
ING Janus Growth and Income Portfolio
ING Janus Special Equity Portfolio
ING Jennison Equity Opportunities Portfolio
ING Julius Baer Foreign Portfolio
ING JPMorgan Small Cap Equity Portfolio
ING Liquid Assets Portfolio
ING Marsico Growth Portfolio
ING Mercury Focus Value Portfolio
ING Mercury Fundamental Growth Portfolio
ING MFS Mid Cap Growth Portfolio
ING MFS Research Portfolio
ING MFS Total Return Portfolio
ING PIMCO Core Bond Portfolio
ING Salomon Brothers All Cap Portfolio
ING Salomon Brothers Investors Portfolio
ING T. Rowe Price Capital Appreciation Portfolio
ING T. Rowe Price Equity Income Portfolio
ING UBS U.S. Balanced Portfolio
ING Van Kampen Equity Growth Portfolio
ING Van Kampen Global Franchise Portfolio
ING Van Kampen Growth and Income Portfolio
ING Van Kampen Real Estate Portfolio

                                   APPENDIX E

      PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF DIRECTED SERVICES, INC.
                   1475 DUNWOODY DRIVE, WEST CHESTER, PA 19380

                                 NAME AND TITLE

                    James R. McInnis, Director and President
                             Alan G. Hoden, Director
                          Stephen J. Preston, Director
               David S. Pendergrass, Vice President and Treasurer
                    David L. Jacobson, Senior Vice President
                          Kimberly J. Smith, Secretary

             PRINCIPAL EXECUTIVE OFFICERS OF ING FUNDS SERVICES, LLC
               7337 E. DOUBLETREE RANCH ROAD SCOTTSDALE, AZ 85258

                                 NAME AND TITLE

                      James M. Hennessy, President and CEO
               Michael J. Roland, Executive VP, CFO and Treasurer
                    Lydia L. Homer, Senior VP and Controller
                 William H. Rivoir III, Senior VP and Secretary
                Robert S. Naka, Senior VP and Assistant Secretary
             Kimberly A. Anderson, Senior VP and Assistant Secretary

                               ING INVESTORS TRUST
          VOTING INSTRUCTION CARD FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 18, 2003

PORTFOLIO NAME PRINTS HERE
INSURANCE COMPANY NAME PRINTS HERE

THIS VOTING INSTRUCTION CARD
IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF ING INVESTORS TRUST (FORMERLY, THE GCG TRUST)

The undersigned hereby instructs Huey P. Falgout, Jr. or Michael J. Roland or one or more substitutes designated by them ("Proxies") to vote the shares held by the undersigned at the Special Meeting of Shareholders ("Special Meeting") of ING Investors Trust (formerly, The GCG Trust) (the "Trust") to be held at: 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, on December 18, 2003, at 10:00 a.m., Local time and at any adjournment(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED "FOR" ALL PROPOSALS.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

Date __________________, 2003

Signature(s) (if held jointly) (SIGN IN THE BOX)

This Voting Instruction Card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

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PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. X
PLEASE DO NOT USE FINE POINT PENS.

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR VOTING INSTRUCTION CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.


1. To approve a new Distribution Plan for the Class A shares of the Portfolio(s) listed on this Voting Instruction Card; and

FOR       AGAINST           ABSTAIN
 0            0                0

2. To approve the payment of distribution-related expenses that would have been payable by the Portfolio(s) under the Trust's prior Distribution Plan to Directed Services, Inc., the Trust's investment adviser and distributor, for the period commencing on March 1, 2003 through the effective date for the proposed Distribution Plan.

FOR        AGAINST           ABSTAIN
 0             0                0

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

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